UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2023

Mercato Partners Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41017	86-2230021
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2750 E. Cottonwood Parkway Suite #500 Cottonwood Heights, Utah	84121
(Address of Principal Executive Offices)	(Zip Code)

(801) 220-0055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	MPRAU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	MPRA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	MPRAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Promissory Instrument

On February 3, 2023, Mercato Partners Acquisition Corporation, a Delaware corporation (the “Company”), issued a promissory instrument (the “Instrument”) in the principal amount of up to $1,350,000 to Mercato Partners Acquisition Group, LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which the Sponsor agreed to loan the Company up to $1,350,000 in connection with the extension of the Company’s time to consummate a business combination from February 8, 2023 to July 8, 2023 (or to December 8, 2023, if the Sponsor deposits the requisite funds into the Trust Account (as defined below) to extend each month for a total of up to five additional months).

The Instrument bears no interest and is repayable in full upon consummation of the Company’s initial business combination. If the Company does not complete a Business Combination (as defined in the Instrument), the Instrument shall not be repaid and all amounts owed under it will be contributed to the Company by the Sponsor. Upon the consummation of a Business Combination, the Sponsor may utilize up to $1,500,000 of unpaid principal balance of the Instrument and other working capital loans issued to the Company to acquire that number of warrants to purchase one share of Class A Common Stock, $0.0001 par value per share, of the Company (the “Working Capital Warrants”) equal to the amount so utilized divided by $1.00. The terms of the Working Capital Warrants will be identical to the terms of the warrants issued by the Company to the Sponsor in a private placement that took place simultaneously with the Company’s initial public offering. The Instrument is subject to customary events of default, the occurrence of which automatically trigger the unpaid principal balance of the Instrument and all other sums payable with regard to the Instrument becoming immediately due and payable.

The foregoing description is qualified in its entirety by reference to the Instrument, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Amendment No. 1 to the Investment Management Trust Agreement

On February 3, 2023, the Company and Continental Stock Transfer & Trust Company entered into Amendment No. 1 (the “IMTA Amendment”) to the Investment Management Trust Agreement, dated as of November 3, 2021 (the “IMTA”). The IMTA Amendment amends the IMTA (i) to extend the period of time to consummate a Business Combination (as defined in the IMTA) pursuant to the IMTA (the “IMTA Deadline Date”) to July 8, 2023 by depositing into the Trust Account an amount equal to the lesser of (a) $675,000 or (b) $0.225 for each share of the Company’s Class A common stock, par value $0.0001 per share, held by Public Stockholders (as defined in the IMTA) (each, a “public share”) that was not redeemed in connection with the Special Meeting (defined below) and (ii) in the event that the Company has not consummated a Business Combination (as defined therein) by July 8, 2023, to extend, by resolution of the board of directors of the Company (the “Board”) and without the requirement for approval of the Company’s Public Stockholders (as defined in the IMTA), the IMTA Deadline Date up to five times, each by one additional month (for a total of up to five additional months), by depositing into the Trust Account, for each such monthly extension, an amount equal to the lesser of (x) $135,000 and (y) $0.045 for each public share that was not redeemed in connection with the Special Meeting.

The foregoing description of the IMTA Amendment is qualified in its entirety by reference to the IMTA Amendment, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws

On February 7, 2023, the Company filed an amendment (the “Extension Amendment”) to the Company’s Second Amended and Restated Certificate of Incorporation (the “Second A&R Charter”) with the Secretary of State of the State of Delaware. The Extension Amendment extends the date by which the Company must consummate its initial business combination from February 8, 2023 to July 8, 2023 and allows the Company, without another stockholder vote, to elect to extend the termination date to consummate a business combination on a monthly basis up to five times by an additional one month each time after July 8, 2023, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable termination date, until December 8, 2023 or a total of up to ten months after the original termination date, unless the closing of a business combination shall have occurred prior thereto.

Pursuant to the Extension Amendment, on February 7, 2023, the Sponsor deposited $675,000 (or approximately $0.16 per share of Class A Common Stock that was not redeemed in connection with the Special Meeting (as defined below)) into the Trust Account on behalf of the Company and thereby extended the period the Company has to complete an initial business combination from February 8, 2023 to July 8, 2023. In order to further extend the period the Company has to complete an initial business combination beyond July 8, 2023, an additional $135,000 (or approximately $0.03 per share of Class A Common Stock that was not redeemed in connection with the Special Meeting) must be deposited into the Trust Account on a monthly basis up to five times by an additional one month each time after July 8, 2023, by resolution of the Board, and upon five days’ advance notice prior to the applicable termination date, until December 8, 2023 or a total of up to ten months after the original termination date, unless the closing of a business combination shall have occurred prior thereto.

The Sponsor or its designees will have the sole discretion whether to continue extending for additional months until December 8, 2023, and if the Sponsor determines not to continue extending for additional months, no additional funds will be deposited into the Trust Account.

The foregoing description is qualified in its entirety by reference to the Extension Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On February 3, 2023, the Company convened a special meeting of stockholders (the “Special Meeting”). As of the close of business on January 11, 2023, the record date for the Special Meeting, there were an aggregate of 28,750,000 shares of common stock outstanding (consisting of 23,000,000 shares of Class A Common Stock and 5,750,000 shares of the Company’s Class B common stock, par value $0.0001 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”)), each of which was entitled to one vote with respect to the Extension Amendment Proposal and the Trust Amendment Proposal (as defined below). A total of 25,696,361 shares of Common Stock, representing approximately 89.38% of the outstanding shares of Common Stock entitled to vote at the Special Meeting, were present in person or by proxy, constituting a quorum. The proposals listed below are described in more detail in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on January 18, 2023. The stockholders of the Company voted on proposals to amend the Second A&R Charter to extend the date by which the Company must consummate a business combination (the “Extension Amendment Proposal”) and to amend the Company’s Investment Management Trust Agreement (the “Trust Amendment Proposal”). A summary of the voting results at the Special Meeting is set forth below:

The Extension Amendment Proposal – To approve and amend the Second A&R Charter to extend the date by which the Company must consummate a business combination from February 8, 2023 to July 8, 2023 and to allow the Company, without another stockholder vote, to elect to extend the termination date to consummate a business combination on a monthly basis up to five times by an additional one month each time after July 8, 2023, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable termination date, until December 8, 2023 or a total of up to ten months after the original termination date, unless the closing of a business combination shall have occurred prior thereto.

For	Against	Abstain
24,415,207	1,281,079	75

The Trust Amendment Proposal – To approve and amend the Investment Management Trust Agreement allowing the Company (i) to extend the period of time required to consummate a business combination to July 8, 2023 by depositing into the Trust Account an amount equal to the lesser of (a) $675,000 or (b) $0.225 for each public share that is not redeemed in connection with the Special Meeting and, (ii) in the event that the Company has not consummated a business combination by July 8, 2023, to extend, by resolution of the Board and without approval of the Company’s public stockholders, the termination date up to five times, each by one additional month (for a total of up to five additional months), by depositing into the Trust Account, for each such monthly extension, an amount equal to the lesser of (x) $135,000 and (y) $0.045 for each public share that is not redeemed in connection with the Special Meeting.

For	Against	Abstain
24,415,227	1,281,059	75

Stockholders holding 18,699,637 shares of Class A Common Stock exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, approximately $193,164,942 (approximately $10.33 per share) will be removed from the Trust Account to pay such redeeming holders.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description of Exhibits

3.1	Amendment to the Second Amended and Restated Certificate of Incorporation of the Company.

10.1	Promissory Instrument, dated February 3, 2023, issued by the Company to the Sponsor.

10.2	Amendment No. 1 to the Investment Management Trust Agreement, dated February 3, 2023, entered into between the Company and Continental Stock Transfer & Trust Company.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercato Partners Acquisition Corporation

Date: February 8, 2023	By:	/s/ Scott Klossner
	Name:	Scott Klossner
	Title:	Chief Financial Officer

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